EXHIBIT 99 - JOINT FILER INFORMATION



  Name:                       Cognizant Holdings, Ltd.
  Address:                    c/o Millennium International Management LP
                              666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Millenco LLC

  Issuer & Ticker Symbol:     Global Ship Lease, Inc. (GSL)

  Date of Event Requiring
  Statement:                  10/10/2008

  Signature:                  COGNIZANT HOLDINGS, LTD.
                              BY:  Millennium International Management LP,
                                   as investment manager

                              By: /s/ David Nolan
                                 ------------------------------------
                              Name:  David Nolan
                              Title: Co-President



  Name:                       Integrated Holding Group LP
  Address:                    c/o Millennium Management LLC
                              666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Millenco LLC

  Issuer & Ticker Symbol:     Global Ship Lease, Inc. (GSL)

  Date of Event Requiring
  Statement:                  10/10/2008

  Signature:                  INTEGRATED HOLDING GROUP LP
                              BY:  Millennium Management LLC,
                                   its general partner

                              By: /s/ David Nolan
                                 ------------------------------------
                              Name:  David Nolan
                              Title: Co-President



  Name:                       Millennium International Management LP
  Address:                    666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Millenco LLC

  Issuer & Ticker Symbol:     Global Ship Lease, Inc. (GSL)

  Date of Event Requiring
  Statement:                  10/10/2008

  Signature:                  MILLENNIUM INTERNATIONAL MANAGEMENT LP

                              By: /s/ David Nolan
                                 ------------------------------------
                              Name:  David Nolan
                              Title: Co-President



  Name:                       Millennium International Management GP LLC
  Address:                    666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Millenco LLC

  Issuer & Ticker Symbol:     Global Ship Lease, Inc. (GSL)

  Date of Event Requiring
  Statement:                  10/10/2008

  Signature:                  MILLENNIUM INTERNATIONAL MANAGEMENT GP LLC

                              By: /s/ David Nolan
                                 ------------------------------------
                              Name:  David Nolan
                              Title: Executive Vice President



  Name:                       Millennium Management LLC
  Address:                    666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Millenco LLC

  Issuer & Ticker Symbol:     Global Ship Lease, Inc. (GSL)

  Date of Event Requiring
  Statement:                  10/10/2008

  Signature:                  MILLENNIUM MANAGEMENT LLC

                              By: /s/ David Nolan
                                 ------------------------------------
                              Name:  David Nolan
                              Title: Co-President



  Name:                       Israel A. Englander
  Address:                    c/o Millennium Management LLC
                              666 Fifth Avenue, 8th Floor
                              New York, NY 10103

  Designated Filer:           Millenco LLC

  Issuer & Ticker Symbol:     Global Ship Lease, Inc. (GSL)

  Date of Event Requiring
  Statement:                  10/10/2008

  Signature:                  /s/ Israel A. Englander by David Nolan
                              pursuant to a Power of Attorney
                              filed with the SEC on June 6, 2005
                              --------------------------------------------
                              Israel A. Englander